                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported) March 4, 2003
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                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                         0-19297              55-0694814
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  (State or other jurisdiction           (Commission          (IRS Employer of
          Incorporation)                 File Number)        Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA 24605-0989
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               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (276) 326-9000
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          (Former name or former address, if changed since last report)

   Item 9.  Regulation FD Disclosure

   See press release attached to this report as Exhibit 99.1.


                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated: March 4, 2003

                                            FIRST COMMUNITY BANCSHARES, INC.

                                            BY:  /s/ Robert L. Schumacher
                                                 --------------------------
                                            ROBERT L. SCHUMACHER,
                                            CHIEF FINANCIAL OFFICER

                                  EXHIBIT INDEX

   Exhibit No.                                                    Page No.

      99.1      Press Release                                        3